EXHIBIT 10(xxix)

                        LIMITED RECOURSE PLEDGE AGREEMENT


         THIS LIMITED RECOURSE PLEDGE AGREEMENT in entered into effective as of September 28, 2001 (as from time to time amended and in effect the "Pledge Agreement"), between James W. Hansen, a Minnesota resident (the "Pledgor"), and E.mergent, Inc., a Delaware corporation (the "Lender").

                               STATEMENTS OF FACT

         A. Pledgor is obligated to Lender pursuant to that certain promissory note of even date herewith and in the original principal amount of $121,875.00 (the "Note" or "Obligations").

         B. To secure the obligations of Pledgor under and pursuant to the Note, the Lender has required the Pledgor to convey a nonrecourse first priority security interest in the shares of Lender's common stock purchased by the Pledgor with the proceeds of the Note.

         Accordingly, the Pledgor hereby agrees with the Lender as follows:

         1. PLEDGE. In order to secure the payment and performance of the Obligations made by the Pledgor in favor of the Lender and of all renewals, replacements, substitutions and amendments thereof, and to secure performance by Pledgor of and in consideration of the premises and the terms, agreements, warranties and covenants of the parties hereinafter set forth, the Pledgor hereby grants, pledges and gives to the Lender, and his its successors and assigns, a continuing lien and security interest in all of Pledgor's right, title and interest, now or hereafter existing in, to and under (a) 150,000 shares of the issued and outstanding shares of common stock of E.mergent, Inc. owned by Pledgor and represented by certificate number 1192, (b) any and all cash, additional shares of stock or other securities or property which may be issued or otherwise acquired or received by the Pledgor in respect of (whether as dividends or otherwise), in exchange for, or in substitution for such property, as well as any and all other property which may be delivered to and held in pledge by the Lender pursuant to the terms hereof (the property described above in paragraphs (a) and (b) is referred to as the "Pledged Shares"), and (c) any and all proceeds of the foregoing. The property referred to above in subparagraphs (a), (b) and (c) is sometimes collectively referred to herein as the "Collateral."

         2. REPRESENTATIONS AND WARRANTIES. The Pledgor expressly represents and warrants to the Lender as follows:

                  2.1. The Pledgor has full capacity, power and authority to execute, deliver and perform this Pledge Agreement and to grant to the Lender a valid and enforceable first priority lien and security interest in the Pledged Shares.

                  2.2. The Pledged Shares, upon delivery to the Lender or its designee in accordance with the terms hereof, will be duly and validly pledged to the Lender in accordance with all provisions of applicable law. There are no options, warrants or similar rights with respect to the Pledged Shares and the Pledged Shares are not subject to any preemptive rights.

                  2.3. The Pledgor has and will continue to have good and marketable title to, and is the legal and beneficial owner of, the Pledged Shares as well as all other Collateral to be pledged to the Lender pursuant to the terms of this Pledge Agreement free and clear of all claims, mortgages, pledges, liens, charges, security interests and encumbrances or equities of any nature whatsoever, other than as created by this Pledge Agreement.

                  2.4. Upon the execution and delivery of this Pledge Agreement, the Lender shall have a valid and enforceable lien and security interest in and to the Collateral. Such liens and security interests shall have and represent a first priority lien.


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                  2.5. The execution, delivery and performance of this Pledge
Agreement and the granting of a valid and enforceable lien and security interest in the Collateral will not violate (i) any provision of law or any order, rule or regulation of any court or other governmental agency or authority or regulatory body, or (ii) any provision of any indenture, agreement, mortgage, contract or other instrument to which the Pledgor is a party or by which any of his properties, assets or revenues are bound, or (iii) be in conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under, any such indenture, agreement, mortgage, contract or other instrument.

                  2.6. This Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor enforceable against him in accordance with its terms.

                  2.7. No registration with or consent or approval of, or other action by any person or corporation or by any Federal, state or other governmental agency or authority or regulatory body, domestic or foreign, is required in connection with the execution, delivery and performance of this Pledge Agreement and the granting of the valid and enforceable first lien and security interest in the Pledged Shares in favor of the Lender.

                  2.8. There are no actions, suits or proceedings pending or, to the knowledge of the Pledgor, threatened against or affecting the Pledgor, at law or in equity, before any Federal or state court or arbitration board or before any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that involve any transactions contemplated hereby or the possibility of any judgment or liability that might have a material and adverse effect on the value of the Collateral.

         3. COVENANTS. The Pledgor hereby covenants and agrees with the Lender as follows:

                  3.1. The Pledgor will cause any additional securities or other properties issued to or received by the Pledgor with respect to any of the Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with and pledged to the Lender or its designee hereunder, such additional securities or properties to be accompanied by proper instruments of assignment duly executed in blank by the Pledgor or as the Lender may, in its sole and absolute discretion, request.

                  3.2. The Pledgor agrees, at its sole cost and expense, to defend the Lender's right, title, lien and security interest in and to the Collateral against the claims, rights, equities, liens and demands of all persons.

                  3.3. Except for (a) the lien and security interest granted by this Pledge Agreement, and (b) any other security interests in favor of the Lender, the Collateral is now, and at all times will be, maintained by the Pledgor free and clear of all senior liens, security interests, charges, claims, pledges, encumbrances of any nature whatsoever or equities of any kind.

                  3.4. The Pledgor has made, and will continue to make, payment or deposit, or otherwise has provided and will provide for the payment, when due, of all taxes, assessments or contributions or other public or private charges which have been or may be levied or assessed against the Pledgor with respect to any of the Collateral, and will deliver to the Lender, on demand, certificates or other evidence satisfactory to the Lender attesting thereto.

                  3.5. The Pledgor will, at its sole cost and expense, perform all acts and execute all documents reasonably requested by the Lender from time to time to evidence, perfect, maintain or enforce the Lender's perfected lien and security interest in the Collateral granted hereby, or otherwise in furtherance of the provisions of this Pledge Agreement, and the transactions contemplated hereby, including, without limitation, any act which may be required to effect a sale or other disposition of the Collateral.

                  3.6. The Pledgor hereby authorizes Lender to take any and all actions which Pledgor has agreed to perform hereunder upon Pledgor's breach of any covenant to perform such actions and Pledgor shall


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reimburse the Lender for any and all sums, costs, and expenses which the Lender has paid, or may pay or incur, pursuant to the provisions of this Pledge Agreement or in defending, protecting or enforcing this Pledge Agreement or Pledgor' s covenants hereunder or otherwise in connection with the provisions hereof, including but not limited to, court costs, collection charges, travel expenses, reasonable fees and disbursements of the Lender's legal counsel, and all costs incurred with respect to any sale, transfer or other disposition of the Collateral, all of which, together with interest at the highest rate then payable on the Note, shall be included in and be a part of the Obligations and shall be payable on demand.

                  3.7. Simultaneously with the execution and delivery of this Pledge Agreement, the Pledgor shall deliver the Pledged Shares to the Lender duly endorsed in blank and accompanied by stock powers endorsed in blank with signatures guaranteed, and such other instruments as the Lender or its legal counsel may reasonably request in order to effect the pledge to the Lender as contemplated hereunder. In its sole discretion, the Lender is authorized before or after a Default to register the Pledged Shares in its own name. In lieu of the foregoing, Pledgor may upon request hold the Pledged Shares in a brokerage account acceptable to Lender, provided the brokerage company enters into such documents and agreements as Lender may reasonably require to ensure that Lender's security interest in the Pledged Shares remains a perfected first priority security interest at all times.

         4. DEFAULTS. The occurrence off any of the following shall constitute an event of default (a "Default" or an "Event of Default") under this Pledge
Agreement:

                  4.1. The failure on the part of the Pledgor to perform, or the violation of, any provision, agreement, condition, term or covenant of this Pledge Agreement and any default in any of the terms of the Obligations.

         5. VOTING RIGHTS. Subject to Section 6 hereof, and prior to the occurrence of a Default, the Pledgor shall be entitled to (a) vote the Pledged Shares; (b) give consents, waivers and ratifications with respect thereto and;
(c) otherwise act with respect to the Pledged Shares as though the Pledgor were the outright owner thereof; provided however (i) that no vote shall be cast by the Pledgor; (ii) no consent, waiver or ratification shall be given by the Pledgor; and (iii) no action shall be taken by the Pledgor which would be inconsistent with or violate any off the terms or provisions of this Pledge Agreement, the Obligations or any documents delivered thereunder, if the Lender has not received notice of the meeting at which the vote is to be taken or of the solicitation of the consent, waiver or ratification or, if such notice is received, if the Lender notifies the Pledgor that such vote, consent, waiver or ratification could, in the judgment of the Lender, have any adverse impact on the value of the Collateral. Upon the occurrence of a Default and notice thereof to Pledgor, all rights of the Pledgor under this section 5 shall immediately cease and all such rights shall immediately become vested in the Lender.

         6. REMEDIES UPON DEFAULT. After a Default shall have occurred and during the continuance of such Default, the Lender may, without notice to or demand upon the Pledgor, in addition to any other remedies available to a secured party under applicable law, take the following actions:

                  6.1. After notice to Pledgor, exercise all voting power with respect to the Pledged Shares, and in so voting and exercising the powers of an owner with respect to any of the Pledged Shares, neither the Lender nor any representative or agent of the Lender, shall be required to attend any meeting of security holders (except as may be required by applicable corporate law), and the Lender may vote or act by power of attorney or proxy, and such power off attorney or proxy may be granted to any person selected by the Lender, and the Lender may so vote and exercise the powers of an owner with respect to any of the Pledged Shares for any purpose or purposes which the Lender, in its sole and absolute discretion, shall deem advisable and in its interests.

                  6.2. The Lender, at its option, may by its representatives, agents or otherwise sell, assign and deliver all, or any part, of the Collateral, including, without limitation, any dividends, payments and other distributions on or with respect to the Pledged Shares at any broker's board, or on any securities exchange, at public or private sale, as the Lender may elect, either for cash or on credit, and for present or future delivery, and for such price or prices and on such terms as the Lender, in its sole and absolute discretion, shall deem appropriate, without demand, advertisement or notice of any kind, (other than the notice specified in Section 6.3


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hereof), all of which, to the extent permitted by law, are hereby unconditionally and irrevocably waived by the Pledgor. The Lender shall be authorized at any such sale, in its sole and absolute discretion, to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with the applicable Blue Sky laws and Federal Securities Laws (as hereinafter defined), and upon consummation of any such sale, the Lender shall have the right to assign, transfer, enforce and deliver to the purchaser or purchasers thereof, the Collateral so sold. Each purchaser at any such sale shall hold the property sold to that purchaser free and clear of any claim or right on the part of the Pledgor, and the Pledgor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  6.3. The Lender shall give the Pledgor ten (10) days' written notice (which the Pledgor agrees is reasonable notification within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of Minnesota) of the Lenders intention to make any such public or private sale or sale at any broker's board or on a securities exchange. Such notice, in case of a public sale, shall state the time and place for such sale, and, in the case of a sale at a broker's board or securities exchange, the broker's board or securities exchange at which such sale is to be made and the day on which the collateral, or portion thereof, will first be offered for sale. Such notice in the case of private sale shall contain reasonable notification of the time at which sale is to be made, or such other language as may be required by Article 9 of the Uniform Commercial Code as in effect in the State of Minnesota. Any such sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender shall fix in the notice or publication, if any, of such sale. At any such sale, the Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Lender may, in its sole and absolute discretion, determine. The Lender shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale, without further notice, may be made at the time and place to which the same was so adjourned.

         In case a sale of all or any part of the Collateral is made on credit or for future delivery, the Lender shall be under no obligation to retain the Collateral so sold until the sale price is paid by the purchaser or purchasers thereof, and the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again.

         At any sale made pursuant to this Pledge Agreement; the Lender may bid for or purchase, free from any rights of redemption, stay or appraisal on the part of the Pledgor (all said rights being hereby unconditionally and irrevocably waived and released by the Pledgor to the extent permitted by law), any part or all of the Collateral offered for sale and may make payment on account thereof by using any of the Obligations as a credit against the purchase price, and the Lender may, upon compliance with the terms of the sale, hold, retain and dispose of such property without further accountability to the Pledgor.

         Subject to the ten (10) day written notice requirement contained in the first paragraph of this subsection 6.3, a written agreement to purchase all or any part of the Collateral shall be treated as a sale thereof and the Lender shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Collateral subject thereto, notwithstanding the remedying of a Default or the payment in full of the Obligations subsequent to the Lender's entering into such an agreement. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose against any of the Collateral pledged pursuant to this Pledge Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction. In the event of any sale or alternative thereto hereunder, the Lender shall, after deducting all costs and expenses of every kind for care, safekeeping, collection, sale, delivery, legal proceedings (including, without limitation, the fees and disbursements of legal counsel) or otherwise apply the residue of the proceeds of the sale, together with any other moneys at the time held by it hereunder, as set forth in Section 12 hereof.


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                  6.4. The Pledgor acknowledges that, simultaneously with the execution and delivery of this Pledge Agreement, the Lender may be receiving other security or collateral securing the Obligations. The Pledgor agrees that the Lender may take action under this Pledge Agreement without taking any action under any other security, if any, and may exercise its rights and remedies under this Pledge Agreement and the other security documents in any manner and in any order that the Lender, in its sole and absolute discretion, deems necessary or desirable. The Pledgor hereby unconditionally and irrevocably waives any claim of any nature against the Lender arising from any action the Lender may take with respect to the Collateral in relation to any collateral it may have under the other security arrangements.

                  6.5. All remedies and actions of the Lender hereunder shall be conducted and carried out in a commercially reasonable manner.

         7. SECURITIES LAWS. In the event that a question arises under the Securities Act of 1933, as now or hereafter in effect, or any similar Federal statute hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Shares, the Pledgor understands that compliance with the Federal Securities Laws may very strictly limit the Lender's conduct in attempting to dispose of all or any part of the Pledged Shares and may also limit the extent to which or the manner in which any subsequent transferee of any of the Pledged Shares may dispose of the same. There may be other legal restrictions or limitations affecting the Lender in any attempt to dispose of all or a part of the Pledged Shares under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgor and the Lender agree that if, in view of these restrictions, the Lender sells all or a part of the Pledged Shares at a private sale, the Lender shall not incur any liability to Pledgor resulting from such restrictions.

         8. LENDER APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Lender as his attorney-in-fact solely for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Lender may, in its sole and absolute discretion, deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power, if a Default shall have occurred, (a) to ask for, demand, collect, sue for, receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Shares or any part thereof and to give full discharge for the same; (b) to give any necessary receipts for amounts collected or received by the Lender pursuant to this Pledge Agreement and make all necessary transfers of all or any part of the Collateral in connection with any sale or other disposition thereof made pursuant to this Pledge Agreement, and for that purpose to execute all necessary instruments of assignment and transfer; (c) to commence and prosecute any and all suits, actions or proceedings in law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any part of the Collateral or to enforce any rights in respect thereof; and (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any or all of the Collateral. The Pledgor hereby ratifies and confirms all actions performed by the Lender as attorney-in-fact by virtue of this section 8.

         9. WAIVER OF RIGHTS BY PLEDGOR: DELAY NOT A WAIVER.

                  9.1. To the full extent that it may lawfully so agree, the Pledgor will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law, as now or hereafter in force or effect, in order to prevent or delay the enforcement of this Pledge Agreement or the sale of all or any portion of the Collateral, or the possession thereof by any purchaser at any sale; and the Pledgor, for itself, and all parties claiming by, through and under it, to the extent permitted by law, hereby unconditionally and irrevocably waives the benefit of' all such laws. The Pledgor, for itself and all parties claiming, by, through or under it, to the extent permitted by law, also unconditionally and irrevocably waives all right to have all or any portion of the Collateral marshaled upon any foreclosure thereof and agrees that any court having jurisdiction over this Pledge Agreement may order the sale of all or any portion of the Collateral. Any sale of, or the grant of options to purchase, or any other realization upon, all or any part of the Collateral in accordance with this Pledge Agreement shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the


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Pledgor in and to the Collateral so sold, optioned or realized upon, and shall be a perpetual bar both at law and in equity against the Pledgor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Pledgor.

                  9.2. To the extent permitted by law, no delay on the Lender's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the right of the Lender to take any action or to exercise any power of sale, lien, option or any other right under this Pledge Agreement, or otherwise, nor shall any single or partial exercise of any such power of sale, lien, option or other right preclude any other or further exercise thereof, or the exercise of any power, lien, option or other right under this Pledge Agreement or otherwise, all without notice or demand (except such notice as is otherwise required by this Pledge Agreement) , nor shall any of the same prejudice the rights of the Lender as against the Pledgor in any respect.

         10. ASSIGNMENT. Subject to the holding of the Pledged Shares in a brokerage account as provided above, both before and after the occurrence of a Default, the Lender may hold any of the Pledged Shares, either in its own name or endorsed or assigned in blank or in the name of any nominee or nominees of the Lender, as the Lender in its sole and absolute discretion may determine, and in connection therewith the Lender may deliver any of the Pledged Shares to the Pledgor, or any transfer agent of the Pledged Shares, as the case may be.

         11. REMEDIES. Nothing herein contained shall be deemed to impair in any manner the absolute right, in accordance with the terms of this Pledge Agreement, of the Lender to sell, grant options with respect to or otherwise realize upon all or such portion of the Collateral at such time and in such order as it may elect, in its sole and absolute discretion, or to enforce any one or more remedies, individually or cumulatively, relative hereto either successively or concurrently, and the Pledgor hereby agrees that the liens, options and other rights hereby given to the Lender shall remain unimpaired and unprejudiced and that the enforcement of any remedy shall not operate to bar or estop the Lender from exercising any other right or remedy. Each and every remedy of the Lender shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         12. APPLICATION OF PROCEEDS OF SALE AND OTHER PROPERTY. The proceeds of any sale of Collateral sold pursuant to this Pledge Agreement shall be applied by the Lender as follows:

                  FIRST: to the payment of all costs and expenses incurred by the Lender in connection with such sale, including, but not limited to, the reasonable fees and expenses of legal counsel for the Lender incurred in connection therewith, and to the payment of all advances made by the Lender hereunder for the account of the Borrower and the payment of all costs and expenses paid or incurred by the Lender upon the exercise of any right or remedy hereunder or under the Obligations; and

                  SECOND: to the payment in full of accrued interest on the Note and thereafter to the outstanding principal amount of the Obligations; and

                  THIRD: to the payment in full or reduction of the Obligations (to the extent not previously paid); and

                  FOURTH: to the payment in full of any and all other amounts secured by the Collateral and owed by the Pledgor to Lender.

Amounts remaining after payment in full as set forth above shall be remitted to the Pledgor; provided, that if the Lender shall also have amounts remaining from the proceeds of the sale of collateral under the other security documents, the Lender shall remit such amounts in such manner as directed by a court of competent jurisdiction.


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         13. INDEMNIFICATION. The Pledgor agrees to indemnify and hold harmless the Lender (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities including, without limitation, liabilities for penalties) of whatever nature with respect to this Pledge Agreement, and to reimburse the Lender for all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable legal fees and disbursements with respect thereto.

         14. PLEDGOR NOT DISCHARGED; NONRECOURSE PROVISIONS. The obligations of the Pledgor under this Pledge Agreement shall be absolute and unconditional, except as hereinafter specifically provided, and shall remain in full force and effect without regard to, and, to the extent permitted by law, shall not be released, discharged or in any way affected by: (a) any amendment, modification or waiver of any provision of the Obligations or any other security documents, including, without limitation, any change in the rate of interest thereon; (b) any exercise or non-exercise of any right, remedy, power or privilege under or in respect to this Pledge Agreement, the Obligations, any other security document, or any other agreement or any other instrument related thereto, or with respect to applicable law, including, without limitation, any failure of the Lender to exercise any right of setoff, in whole or in part, with respect to any balance of any deposit account or credit on its books in favor of the Pledgor or any other person or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of, or affecting, the Pledgor; or (d) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Pledgor or would otherwise operate as a discharge of the Pledgor as a matter of law.

         Notwithstanding anything contained in this Pledge Agreement to the contrary, the Lender expressly agrees that the personal liability of the Pledgor for the principal balance (but not for accrued and unpaid interest) under the Obligations and this Pledge Agreement shall be strictly and absolutely limited to Pledgor's interest in the Collateral, and the holder agrees not to seek to procure payment out of any other assets of the Pledgor or to seek any judgment for any deficiency remaining after foreclosure of or exercise of the power of sale contained in this Pledge Agreement. The accrued and unpaid interest on the Obligations shall be full recourse. Nothing in this paragraph shall be deemed to be a release or impairment of the indebtedness evidenced by the Note or the security therefore intended by this Pledge Agreement, or be deemed to preclude the holder from foreclosing (including judicial foreclosure) or exercising the power of sale under this Pledge Agreement, or be deemed to release, affect or impair the validity or enforceability of the lien or security interests created by this Pledge Agreement. Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect or apply to the Pledgor's continued person liability for:

                  (1) Fraud or material misrepresentation made in connection with the Note or any instrument governing, securing or pertaining to the payment hereof including this Pledge Agreement; and

                  (2) All court costs and reasonable attorneys' fees incurred in the enforcement of the Note or this Pledge Agreement.

         15. TERMINATION. Notwithstanding any prior or existing Default under this Pledge Agreement or any other agreement between and among Pledgor and/or the Lender, specifically including but not limited to the Obligations, the lien and security interests created by this Pledge Agreement shall terminate on the date when all obligations under the Obligations shall have been paid in full, upon which event the Lender shall promptly reassign and redeliver (or cause to be so promptly reassigned and redelivered), without recourse upon or warranty by the Lender, and at the sole expense of the Pledgor, to the Pledgor against receipt therefor, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof and not theretofore reassigned and redelivered to the Pledgor, together with appropriate instruments of reassignment and release.

         16. JURISDICTION. The Pledgor irrevocably agrees that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Pledge Agreement, or the Obligations or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States District Court for the District of Minnesota or in


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the courts of the State of Minnesota, as the Lender may, in its sole and absolute discretion elect, and by execution and delivery of this Pledge Agreement, the Pledgor hereby unconditionally and irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts generally and unconditionally with respect to any such action, suit, or proceeding for himself and in respect of his property, assets and revenues. Nothing herein shall, or shall be construed so as to, limit the right of the Lender to bring actions, suits or proceedings with respect to the obligations and liabilities of the Pledgor under, or any other matter arising out of or in connection with, this Pledge Agreement, or the Obligations or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, in the courts of any jurisdiction in which any office of the Lender may be located or any assets, properties or revenues of the Borrower or Pledgor may be found or as the Lender shall otherwise deem appropriate.

         In addition, the Pledgor irrevocably and unconditionally waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings brought in any of the aforesaid courts, and further irrevocably and unconditionally waives and agrees not to plead or claim that any such action, suit or proceeding brought in any of the aforesaid courts has been brought in an inconvenient forum. The Pledgor hereby further irrevocably and unconditionally waives any right that it may have to assert that it, or any of its properties, assets or revenues is entitled to immunity from suit, attachment or execution, except as otherwise specifically provided herein.

         17. MISCELLANEOUS.

                  17.1. Any provision of this Pledge Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Pledge Agreement, and any such prohibition in one jurisdiction shall not invalidate such provision in any other jurisdiction. If such prohibition or unenforceability has an economic effect adverse to the Lender, then the parties shall negotiate in good faith an equivalent economic benefit to the Lender.

                  17.2. The Pledgor hereby releases the Lender from all claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Obligations, the Notes, the Collateral or any actions taken or omitted to be taken by the Lender with respect thereto, occurring or accruing from and after the date hereof, and the Pledgor hereby agrees to hold the Lender harmless from and with respect to any and all such claims, causes of action and demands. The Lender's prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations. The Pledgor hereby unconditionally and irrevocably waives presentment, notice of dishonor and protest of any instruments included in or evidencing any of the obligations or the Collateral.

                  17.3. All notices, consents, and other communications hereunder shall be in writing and shall be deemed to have been received by a party hereto and to be effective on the banking day when delivered personally or when mailed by first-class certified or registered mail, return receipt requested, three (3) banking days after such mailing, to a party at the address set forth below (or such other address as a party, may designate by notice to the others pursuant hereto):

                  If to the Lender, to it:       E.mergent, Inc.
                                                 5960 Golden Hills Drive
                                                 Golden Valley, MN 55416

                  with a copy to:                Shane R. Kelley, Esq.
                                                 1100 International Centre
                                                 900 Second Avenue South
                                                 Minneapolis, MN 55402

                  If the Pledgor to it at:       James W. Hansen
                                                 26 Highway 96 East
                                                 Dellwood, MN 55110

                  17.4. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota applicable to agreements made and to be performed therein.

                  17.5. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided. however, that the Pledgor shall not assign any of its rights, or delegate any of its duties or obligations under this Pledge Agreement without the prior written consent of the Lender.

                  17.6. The failure of a party to insist upon strict adherence to any term of this Pledge Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Pledge Agreement. Any waiver must be in writing and be signed by the party or parties against whom the waiver is sought.

                  17.7. This Pledge Agreement supersedes all prior agreements among the parties with respect to its subject matter, is intended as a complete and exclusive statement of the terms and the agreement among the parties with respect thereto, and cannot be amended, modified, changed or terminated except by a written instrument executed by the party or parties against whom enforcement thereof is sought.

                  17.8. This Pledge Agreement shall be a continuing agreement in every respect until the Obligations and all other amounts owed Lender by Pledgor have been satisfied in their entirety.

                  17.9. This Pledge Agreement may be executed by the parties hereto in any number of counterparts, no one of which need to be executed by all or more than one of the parties hereto; and when this Pledge Agreement has been executed by all of the parties hereto, each of said counterparts shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Pledgor and the Lender have executed this Pledge Agreement as of the day and year above written.

                                        PLEDGOR:



                                        /s/ James Hansen
                                        ----------------------------------------
                                        James W. Hansen


                                        LENDER:

                                        E.MERGENT, INC.



                                        By  /s/ Richard F. Craven
                                          --------------------------------------
                                            Its     Director
                                                 -------------------------------


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